UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 6, 2005

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



           NEVADA                       001-31540                91-1922863
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



615 DISCCOVERY STREET, VICTORIA, BC CANADA                         V8T 5G4
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (250) 477-9969


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01 - REGULATION FD DISCLOSURE

During a conference call this morning, April 6, 2005, Mr. Dan O'Brien, President of Flexible Solutions International, Inc., issued a prediction that company revenue for the calendar year 2005 will be in the $9 to $11 million (US) range. Prior to releasing this information during the call, Mr. O'Brien read a Safe Harbor caveat covering such forward-looking statements. The text of the meeting, including the question and answer period, will be available on the company's web site www.flexiblesolutions.com by April 12, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Flexible Solutions International, Inc.

                                          By: /s/ DAN O'BRIEN
                                              President
Dated: April 6, 2005.